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                                                                   EXHIBIT 25.1

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM T-1

                   STATEMENT OF ELIGIBILITY UNDER THE TRUST
                    INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                  TRUSTEE PURSUANT TO SECTION 305(b)(2)  [_]

                               -----------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                     New York                         13-5160382
           (Jurisdiction of incorporation          (I.R.S. Employer
            if not a U.S. national bank)          Identification No.)

        One Wall Street, New York, New York              10286
      (Address of principal executive offices)        (Zip code)

                               -----------------

                               BWAY Corporation
                           BWAY Manufacturing, Inc.
              (Exact name of obligor as specified in its charter)

                     Delaware                         36-3624491
                     Delaware                         58-2241193
            (State or other jurisdiction           (I.R.S. Employer
         of incorporation or organization)        Identification No.)

           8607 Roberts Drive, Suite 250
                 Atlanta, Georgia                        30350
      (Address of principal executive offices)        (Zip code)

                               -----------------

                      Senior Subordinated Notes due 2010
                      (Title of the indenture securities)

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Item 1.  General Information.

   Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.

Superintendent of Banks of the State of New York             2 Rector Street, New York, N.Y. 10006
                                                               and Albany, N.Y. 12203
Federal Reserve Bank of New York                             33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation                        550 17th Street, N.W., Washington, D.C. 20429
New York Clearing House Association                          New York, N.Y. 10005

   (b)  Whether it is authorized to exercise corporate trust powers.

   Yes.

Item 2.  Affiliations with Obligor.

   If the obligor is an affiliate of the trustee, describe each such affiliation.

   None. (See Note on page 2.)

Item 16.  List of Exhibits.

   Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed as Exhibit 25(a) to Registration Statement No. 333-102200.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.


                                      2

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                                     NOTE

   Inasmuch as this Form T-1 is being filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

   Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE

   Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of March 2003.

                                              THE BANK OF NEW YORK


                                              By: /s/  Mary LaGumina
                                                  -----------------------------
                                                  Name: Mary LaGumina
                                                  Title: Vice President


                                      3

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                                                                      EXHIBIT 7

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 2002, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                       Dollar Amounts
                                                                        In Thousands
                                                                       --------------
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin...................  $ 4,706,760
 Interest-bearing balances............................................    4,418,381
Securities:
 Held-to-maturity securities..........................................      954,049
 Available-for-sale securities........................................   16,118,007
Federal funds sold in domestic offices................................      460,981
Securities purchased under agreements to resell.......................      837,242
Loans and lease financing receivables:
 Loans and leases held for sale.......................................      765,097
 Loans and leases, net of unearned income.............................   31,906,960
 LESS: Allowance for loan and lease losses............................      798,223
 Loans and leases, net of unearned income and allowance...............   31,108,737
Trading Assets........................................................    6,969,387
Premises and fixed assets (including capitalized leases)..............      823,932
Other real estate owned...............................................          660
Investments in unconsolidated subsidiaries and associated companies...      238,412
Customers' liability to this bank on acceptances outstanding..........      307,039
Intangible assets
 Goodwill.............................................................    2,003,150
 Other intangible assets..............................................       74,880
Other assets..........................................................    5,161,558
                                                                        -----------
Total assets..........................................................  $74,948,272
                                                                        ===========
LIABILITIES
Deposits:
 In domestic offices..................................................  $33,108,526
 Noninterest-bearing..................................................   13,141,240
 Interest-bearing.....................................................   19,967,286
 In foreign offices, Edge and Agreement subsidiaries, and IBFs........   22,650,772
 Noninterest-bearing..................................................      203,426
 Interest-bearing.....................................................   22,447,346
Federal funds purchased in domestic offices...........................      513,773
Securities sold under agreements to repurchase........................      334,896
Trading liabilities...................................................    2,673,823
Other borrowed money: (includes mortgage indebtedness and obligations
 under capitalized leases)............................................      644,395
Bank's liability on acceptances executed and outstanding..............      308,261
Subordinated notes and debentures.....................................    2,090,000
Other liabilities.....................................................    5,584,456
                                                                        -----------
Total liabilities.....................................................  $67,908,902
                                                                        ===========
Minority interest in consolidated subsidiaries........................      519,470

EQUITY CAPITAL
Perpetual preferred stock and related surplus.........................            0
Common stock..........................................................    1,135,284
Surplus...............................................................    1,056,295
Retained earnings.....................................................    4,208,213
Accumulated other comprehensive income................................      120,108
Other equity capital components.......................................            0
Total equity capital..................................................    6,519,900
                                                                        -----------
Total liabilities minority interest and equity capital................  $74,948,272
                                                                        ===========

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I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Thomas J. Mastro,
                                          Senior Vice President and Comptroller

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                          Thomas A. Renyi
                                          Gerald L. Hassell
                                          Alan R. Griffith
                                          Directors